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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  January 10, 1996
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                              Harris Corporation
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               (Exact name of registrant as specified in charter)


             Delaware                   1-3863             34-0276860
     --------------------------     -----------------     --------------
     (State or other juris-         (Commission           (IRS Employer
     diction of incorporation)      File Number)          Identification
                                                             Number)


     1025 W. NASA Boulevard, Melbourne, Florida               32919
     ------------------------------------------            -------------
     (Address of principal executive offices)               (Zip Code)

     Registrant's telephone number including area code:   (407) 727-9100


                                     None
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        (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On January 10, 1996, the Registrant entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated and Salomon Brothers Inc with respect to the offer and sale of the Registrant's 7% Debentures due January 15, 2026. This Current Report on Form 8-K is being filed for the purpose of amending the Registration Statement to include the exhibit set forth in Item 7.


ITEM 7.  EXHIBITS.

Exhibit No.                                               Description
-----------                                               -----------
   [S]                                [C]


   4                                  Form of 7% Debenture due January 15, 2026




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HARRIS CORPORATION



Date: January 11, 1996                 By:  /s/ David S. Wasserman
                                            ---------------------------------
                                            David S. Wasserman
                                            Vice President - Treasurer




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                                 EXHIBIT INDEX


Exhibit No.                                          Description
-----------                                          -----------
   [S]                                [C]


   4                                  Form of 7% Debenture due January 15, 2026




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